Exhibit 10.5
Execution Version
SECOND AMENDMENT TO REVOLVING CREDIT, RECEIVABLES PURCHASE, SECURITY AND GUARANTY AGREEMENT
This SECOND AMENDMENT TO REVOLVING CREDIT, RECEIVABLES
PURCHASE, SECURITY AND GUARANTY AGREEMENT (as the same may be amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is entered into as of September 30, 2026 (the “Second Amendment Effective Date”), by and among (1) TARGUS INTERNATIONAL LLC, a Delaware limited liability company (“Targus International”), TARGUS US LLC, a Delaware limited liability company (“Targus US”), HYPER PRODUCTS INC., a Delaware corporation (“Hyper Products”), and TARGUS (CANADA) LTD., a corporation organized under the federal laws of Canada (“Targus Canada” and, together with Targus International, Targus US and Hyper Products, each a “Borrower” and collectively, the “Borrowers”), (2) TIGER US HOLDINGS INC., a Delaware corporation (“Parent”), TARGUS AUSTRALIA PTY. LTD, an Australian proprietary company with Australian company number 003 527 008 (“Targus Australia”), TARGUS US NEWCO INC., a Delaware corporation (“NewCo”), TARGUS SPAIN S.L., a Spanish limited liability company incorporated in Spain and filed at the Trade Registry of Madrid under Volume 39209, Folio 48, registry page M-696504 (“Targus Spain”), TARGUS ASIA PACIFIC (SINGAPORE) PTE LTD, a private company limited by shares incorporated in Singapore with UEN number 199605657N (“Targus Singapore”), TARGUS DEUTSCHLAND GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Düsseldorf under HRB 111283, whose registered office is at Am Wehrhahn 33, 40211 Düsseldorf, Germany, c/o RSM Ebner Stolz Partnerschaft mbB (“Targus Germany”) (“Targus Germany”) and Targus B.V., a private company with limited liability under Dutch law (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, with trade register number 33304428 (“Targus Netherlands”, and together with Targus Australia, NewCo, Targus Spain, Targus Singapore and Targus Germany, collectively, the “Guarantors” and each individually, a “Guarantor”), (3) TARGUS INTERNATIONAL HOLDCO (UK) LIMITED, a limited liability company incorporated in England and Wales with registered number 07135312 (“Targus International Holdco”), TARGUS GROUP (UK) LIMITED, a limited liability company incorporated in England and Wales with registered number 02989548 (“Targus Group”), TARGUS EUROPE LIMITED, a limited liability company incorporated in England and Wales with registered number 01743076 (“Targus Europe”), and TARGUS ASIA PACIFIC LIMITED, a private company limited by shares incorporated in Hong Kong with business registration number 14747961 (“Targus Asia”, and together with Targus International Holdco, Targus Group, Targus Europe and each other Person joined hereto as a seller from time to time, collectively, the “Sellers”, and each individually, a “Seller”; and together with the Borrowers, each a “Credit Party” and collectively, the “Credit Parties”), (4) the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders” and each individually, a “Lender”), and (5) FGI WORLDWIDE LLC, a Delaware limited liability company (“FGI”), as agent for the Lenders (FGI, in such capacity, together with its successors and assigns, the “Agent”).
RECITALS
A.Agent, the Lenders, the Borrowers, the Guarantors and the Sellers are parties to that certain Revolving Credit, Receivables Purchase, Security and Guaranty Agreement, dated as of August 20, 2025 (as amended, modified, supplemented and restated from time to time prior to the Second Amendment Effective Date, the “Existing Credit Agreement”, and as amended and supplemented hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Borrowers in the amounts and manner set forth in the Credit Agreement.
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B.The Loan Parties have requested, and Agent and the Lenders have agreed to, amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.
C.On or about August 6, 2026, the Credit Parties delivered to FGI, as Agent, a notice of termination of the Credit Agreement pursuant to Section 13.1 thereof (the “Termination Notice”), and the Credit Parties have requested that the Termination Notice be withdrawn and rescinded and that the lending facility and other lending arrangements under the Credit Agreement continue.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders, the Borrowers, the Guarantors and the Sellers hereby agree as follows:
1.Recitals. This Agreement shall constitute an Other Document. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.Amendments to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 6 below, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.2 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order therein:
“Second Amendment Effective Date” means September 30, 2026.
“Second Amendment” means that certain Second Amendment to Revolving Credit, Receivables Purchase, Security and Guaranty Agreement, dated as of the Second Amendment Effective Date, by and among the Loan Parties, the Agent and the Lenders.
(b)Section 1.2 of the Existing Credit Agreement is hereby amended by deleting subsection (g) of the definition of “Eligible Receivables” in its entirety and replacing such subsection with the following:
“(g) except for pre-billings by Targus Europe, the sale to the Customer represents pre-billing or is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper”
(c)Section 1.2 of the Existing Credit Agreement is hereby amended by adding in the following definitions in alphabetical order therein:
“Singapore Debenture” means the Singapore law debenture, dated 25 November 2025 and granted by Targus Singapore in favor of the Agent.
“Singapore Share Charge” means the Singapore law share charge, dated 25 November 2025 and granted by Targus International Holdco in favor of the Agent charge the entire issued share capital of Targus Singapore.
“Singapore Security Documents” means the Foreign Security Agreements governed by the laws of Singapore and any other document or agreement governed by the laws of Singapore, which are entered into at any time by any Loan Party creating or expressed to

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create any Lien over all or any part of its assets in respect of any of the obligations of any Loan Party under this Agreement or any of the Other Documents, which for the avoidance of doubt, include the Singapore Debenture and the Singapore Share Charge.
(d)Section 1.2 of the Existing Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing such definition with the following new definition:
“Maturity Date” means August 20, 2029, or such earlier date on which the Revolving Commitments terminate hereunder and the Revolving Advances are accelerated.
(e)Section 1.2 of the Existing Credit Agreement is hereby amended by deleting the definition of “Revolving Interest Rate” in its entirety and replacing such definition with the following new definition:
“Revolving Interest Rate” shall mean an interest rate per annum equal to, the greater of (a) the Base Rate plus two and three quarters percent (2.75%), and (b) five and one quarter percent (5.25%).
(f)Section 2.2 of the Existing Credit Agreement is hereby amended by deleting the second sentence thereof and replacing such sentence with the following:
“Borrower Agent may request Revolving Advances two (2) times per week (or more frequently if approved by Agent in its discretion).”
(g)The penultimate sentence of Section 2.3(b) of the Existing Credit Agreement is hereby amended by deleting such sentence thereof and replacing it with the following:
“Without limiting the foregoing, the Schedule of Receivables shall be updated and delivered by Sellers to Agent on a mutually agreed upon schedule, but in no event less than once a month, and Supporting Materials shall be updated and delivered by Sellers to Agent on a mutually agreed upon schedule, but in no event less than once every two (2) weeks.”
(h)Section 3.2 of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following new Section 3.2:
3.2. Early Termination Fee. If Lenders’ funding obligations in respect of the Revolving Commitments terminate prior to the Maturity Date for any reason (whether by voluntary termination by the Credit Parties, termination (automatically or by Agent and Lenders) following the occurrence of an Event of Default or otherwise), the Credit Parties shall pay to Agent, for the benefit of all Lenders, a fee as compensation for the costs of such Lenders, equal to an amount determined by multiplying the Maximum Revolving Advance Amount by the following applicable percentage: (i) one and one half percent (1.5%) if such termination occurs during the year following the Second Amendment Effective Date, (ii) one percent (1.0%) if such termination occurs during the second year following the Second Amendment Effective Date, or (iii) one half percent (0.5%) if such termination occurs after the second year following the Second

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Amendment Effective Date. The foregoing fee shall be the “Early Termination Fee.”
(i)Section 4.2 of the Existing Credit Agreement is hereby amended by deleting the period at the end of the first sentence thereof and inserting the following proviso:
“; provided, that notwithstanding the foregoing, for as long as the Agent maintains Control

Agreements with respect to at least eighty percent (80%) of the Loan Parties’ combined cash, Targus Europe shall not be required to maintain Control Agreements with respect to any of its deposit, securities or investment accounts located outside of the United States and Canada.”
(j)Section 4.7 of the Existing Credit Agreement is hereby amended by deleting the second sentence thereof and replacing such sentence with the following:
“With respect to appraisals of Inventory, Agent agrees to (i) limit such appraisals to one
(1) time per Fiscal Year as long as the portion of the Borrowing Base attributable to Eligible Inventory (as reflected in the most recently delivered Borrowing Base Certificate) does not exceed $2,000,000 at any time during a calendar month, and (ii) otherwise use its good faith efforts to limit such appraisals to no more than two (2) times per Fiscal Year (it being understood that Agent reserves the right to conduct additional appraisals during a Fiscal Year if Agent determines, in its good faith credit judgment and discretion, such appraisal is necessary or desirable to protect its or the Lenders’ interest); provided that the initial post-closing appraisal shall not be counted toward such cap.”
(k)Section 7.1(b) of the Existing Credit Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following new Section 7.1(b):
Minimum Adjusted Consolidated EBITDA. At all times prior to August 31, 2026, permit the Loan Parties’ Adjusted Consolidated EBITDA for any Test Period (ending prior to August 31, 2026) to be less than the amount set forth in the table below as of the last day of each month. Compliance with the foregoing shall be demonstrated in the monthly Compliance Certificate delivered to Agent and shall be supported by calculation details reasonably satisfactory to Agent.

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Month Ending	Minimum Adjusted Consolidated EBITDA
August 2025	$(1,336,000)
September 2025	$(1,408,000)
October 2025	$(323,000)
November 2025	$(130,000)
December 2025	$(67,000)
January 2026	$212,000
February 2026	$424,000
March 2026	$619,000
April 2026	$506,000
May 2026	$422,000
June 2026	$(1,109,901.11)
July 2026	$(1,421,560.18)
(l) Section 9.2(a) of the Existing Credit Agreement is hereby amended by inserting the following as a new sentence at the end thereof:

“Notwithstanding the foregoing, for as long as the portion of the Borrowing Base attributable to Eligible Inventory (as reflected in the most recently delivered Borrowing Base Certificate) does not exceed $2,000,000 at any time during a calendar month, Inventory reports shall be required to be delivered only on a monthly basis with respect to such calendar month.”
(m) Section 9.2(b) of the Existing Credit Agreement is hereby amended by inserting the following as a new sentence at the end thereof:
“Notwithstanding the foregoing, copies of the Customer verifications shall be required no more than once per quarter and shall only be required to be submitted by electronic mail in accordance with the Credit Parties’ process in existence on the Second Amendment Effective Date; provided, however, that the foregoing limitation on the frequency of Customer verifications shall not apply (a) if the results of any such verification are not satisfactory to the Agent in its reasonable discretion or (b) during the continuance of an Event of Default.”
(n) The Schedules attached hereto hereby amend and restate the corresponding Schedule to the Existing Credit Agreement in its entirety. For the avoidance of doubt, any Schedule of the Existing Credit Agreement not attached hereto shall not be amended by this Agreement.
3.Withdrawal and Rescission of Termination Notice. Subject to satisfaction of the conditions set forth in Section 6 below, the Credit Parties hereby irrevocably withdraw, rescind, revoke and cancel the Termination Notice in its entirety. Upon the effectiveness of this Agreement, the parties agree that such Termination Notice shall be null and void ab initio. For the avoidance of doubt, the parties hereto agree that no termination of the Credit Agreement, the

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Revolving Commitments, any Other Document or any lending arrangement contemplated thereby has occurred or shall occur as a result of the Termination Notice. The Credit Agreement and the Other Documents shall continue uninterrupted in full force and effect.
4. Representations and Warranties; Reaffirmation of Security Interest. Each Loan Party hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement and the Other Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Loan Party as of the Second Amendment Effective Date except to the extent that any such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement and the Other Documents. Each Loan Party confirms and agrees that (i) all security interests and Liens granted to Agent continue in full force and effect, (ii) all Collateral remains free and clear of any Liens, other than Permitted Liens, (iii) each Security Document, including the Australian Security Documents, continues to constitute legal, valid, binding and enforceable obligations of such Loan Party, (iv) the security interests and Liens granted to the Agent pursuant to the relevant Security Documents extend to each Loan Party’s obligations under the Credit Agreement and each Other Document (notwithstanding any amended, additional or more onerous obligations), and (v) with respect to each Dutch Security Document, each applicable Loan Party confirms that the security created thereunder has always been intended to secure the Parallel Debts of the Loan Parties as amended, restated, amended and restated, increased, extended or otherwise modified from time to time (including as amended pursuant to this Agreement), and shall so extend to secure all Parallel Debts so amended, increased or otherwise modified. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Loan Party acknowledges and agrees that the Credit Agreement, the Other Documents and this Agreement constitute the legal, valid and binding obligation of such Loan Party, and are enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each Domestic Loan Party hereby represents and warrants that (x) each officer of such Domestic Loan Party executing this Agreement is a duly elected, qualified and acting officer of such Domestic Loan Party authorized to execute and deliver this Agreement and all documents executed in connection therewith, and the names and titles of such officers are as set forth on the applicable signature pages hereto (y) the organizational documents of such Domestic Loan Party attached to the most recent officer certificate delivered to Agent remain the true, correct and complete copies of the organizational documents of such Domestic Loan Party as in effect on the Second Amendment Effective Date, and no amendments or modifications have been made to such organizational documents since the date of such officer certificate that have not been delivered to the Agent; and (z) each Domestic Loan Party’s board of directors or other appropriate governing body has duly adopted resolutions approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and such resolutions have not been amended, modified or rescinded and remain in full force and effect.
5. Costs and Fees.
(a)The Credit Parties shall unconditionally pay to Agent, for Agent’s own account, an amendment fee equal to $50,000 which will be fully earned, due and payable in immediately available funds on the Second Amendment Effective Date (the “Second Amendment Fee”).
(b)The Credit Parties shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the

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preparation, negotiation, execution and delivery of this Agreement and any related documents, and the administration and enforcement of the Credit Agreement and the Other Documents, including, without limitation, any reasonable and documented costs and fees incurred in connection with the creation, perfection and maintenance of Liens pursuant to the Other Documents; provided, that Agent shall provide reasonable supporting documentation for such costs and fees upon request.
6. Conditions to Effectiveness. This Agreement shall become effective as of the date on which Agent has received each agreement, document and instrument set forth in this section, each in form and substance reasonably satisfactory to Agent, including the satisfaction of the following conditions precedent, each to the reasonable satisfaction of Agent in its sole discretion:
(a)a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Loan Party, Agent and the Lenders;
(b)a duly authorized, executed and delivered amended and restated Fee Letter from the Borrowers and Agent;
(c)all of the representations and warranties of the Loan Parties set forth herein and in the Other Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to each Loan Party as of the Second Amendment Effective Date except to the extent that any such representation or warranty relates to a specific date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);
Agent shall have received all costs and fees payable under this Agreement, including, without limitation, the Second Amendment Fee;

(d)after giving effect to the amendments set forth herein, no Default or Event of Default shall exist under the Credit Agreement or any of the Other Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);
(e)certificates attesting to the good standing of each Domestic Loan Party in its jurisdiction of organization;
(f)evidence that all amendments, renewals or other filings necessary to maintain the perfection and priority of the Agent’s Lien upon the Collateral under the applicable PPSA have been completed, in each case as required to give effect to the extension of the Maturity Date;
(g)in relation to each Dutch Loan Party, (i) a copy of a resolution of (x) the managing board, executed by each director and (y) the general meeting, executed by all shareholders, approving the terms of, and the transactions contemplated by, this Agreement and any Other Document to which a Dutch Loan Party is a party (if required), (ii) a certificate of each Dutch Loan Party (signed by a duly authorized signatory) confirming that the documents referred to under (i) above and the Organizational Documents are up-to-date, correct, complete and in full force and effect and have not been amended or superseded;

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(h)in relation to Targus Australia, a duly executed and authorized officer’s certificate, executed by a director of Targus Australia, in form and substance satisfactory to the Agent, which among other things (i) confirms that the board of directors of Targus Australia has authorized the execution, delivery and performance of this Agreement and any related Other Documents, (ii) attaches an extract of the resolutions of the board of directors authorizing such execution, delivery and performance of this Agreement and any related Other Documents referred to in (i) above, (iii) certifies that the extract of resolutions referred to under (ii) above and the organizational documents of Targus Australia previously delivered to the Agent are true, correct, complete and remain in full force and effect and have not been amended except as attached in such certificate, and (iv) confirms that the officers authorized to act on behalf of Targus Australia are authorized to execute this Agreement and related Other Documents and providing the names and specimen signatures of such officers;
(i)in relation to each UK Loan Party, a certificate attaching a copy of a resolution of
(i) its board of directors, executed by its directors forming the requisite quorum and (ii) the shareholder(s) of such UK Loan Party, executed by all shareholder(s), approving the terms of, and the transactions contemplated by, this Agreement, supplemental security agreements with respect to the English Debenture and any Other Document to which a UK Loan Party is a party;
(j)a supplemental English law debenture duly executed by the UK Loan Parties;
(k)a supplemental English law share charge duly executed by NewCo in respect of the entire issued share capital in Targus International Holdco;
(l)the German law governed deliverables on Schedule A attached hereto; and
(m)such other documents, information, certificates, records, permits, opinions and filings as the Agent may reasonably request, including, without limitation, any agreements, instruments and other documents necessary to ensure that the Agent receives a perfected Lien to the extent required by the Credit Agreement.

7. Post-Closing Obligations.
By the date that is two (2) Business Days following the Second Amendment

Effective Date, in relation to Targus Singapore, the Credit Parties shall deliver to Agent a copy of a resolution of (i) its board of directors, executed by its directors forming the requisite quorum and (ii) the shareholder(s) of Targus Singapore, executed by all shareholder(s), approving the terms of, and the transactions contemplated by, this Agreement, supplemental security agreements with respect to the Singapore Debenture and any Other Document to which Targus Singapore is a party.
(n)By the date that is fourteen (14) calendar days following the Second Amendment Effective Date, in relation to Targus Singapore and Targus International Holdco, the Credit Parties shall deliver to Agent (i) supplemental security agreements with respect to the Singapore Security Documents (in form and substance satisfactory to the Agent) executed by the parties thereto, (ii) supplemental deeds and deeds of security confirmations, together with all registrations and filings desirable or necessary to create and maintain a Lien pursuant to the Singapore Security Documents, in each case, as reasonably requested by Agent, and (iii) a

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certificate of Targus Singapore (signed by a duly authorized signatory) confirming that the documents authorizing entry into the Second Amendment by Targus Singapore and its Organizational Documents are up-to-date, correct, complete and in full force and effect and have not been amended or superseded.
8. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Other Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the Other Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9. Affirmation. Except as specifically amended pursuant to the terms hereof, each Loan Party hereby acknowledges and agrees that (i) the Credit Agreement and all Other Documents (and all covenants, obligations, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Loan Party, and (ii) the amendment of the Existing Credit Agreement contemplated herein shall not affect the enforceability or validity of, or rescind or terminate, the Existing Credit Agreement or any Other Document. Each Loan Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Other Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10. General Release. Immediately upon the execution and acceptance of this Agreement, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges Agent, the Lenders and their respective Affiliates and each of their and their respective Affiliates’ present, former and future directors, officers, employees, agents, partners, trustees, members, attorneys, advisors or other representatives and other persons and/or entities connected therewith and other Agent-Related Persons (collectively, the “Released Parties”) from any and all defenses, debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether in contract, tort, law, or equity) and obligations of any kind or nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has had, now has or has made claim to have against any of the Released Parties arising from or relating to any actions which any of the Released Parties have taken or omitted to take prior to the Second Amendment Effective Date in respect of the Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing

(in each case other than in connection with a Released Parties willful misconduct or gross negligence). If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, jointly and severally agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

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11. Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as supplemented by this Agreement. Except as specifically supplemented above, the Credit Agreement and the Other Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Loan Party.
(b)GOVERNING LAW. THIS AGREEMENT AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(c)Incorporation of Credit Agreement Provisions. The provisions contained in Section
16.1 (Governing Law) and Section 16.5 (Indemnity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(d)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)Counterparts. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.
(f)Entire Agreement. The Credit Agreement, as amended hereby, and the Other Documents, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(g)Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
(h)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the Other Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:    FGI WORLDWIDE LLC,

By: /s/ Sami Altaher         Name: Sami Altaher
     Title: Chief Executive Officer

LENDER:    FGI WORLDWIDE LLC,

By: /s/ Sami Altaher         Name: Sami Altaher
Title: Chief Executive Officer

[Signatures Continue on Following Page]

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Docusign Envelope ID: BDA1E687-FA10-873F-8155-4CA6D2DDFBD7

GUARANTOR:

Signed by Targus Australia Pty Ltd ACN 003 527 008 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

Signature of director     Signature of director
/s/ Angela Smith     /s/ Mikel Willams
________________________________                _______________________________

______________________________             _______________________________
ANGELA MARKER SMITH     MIKEL HOWARD WILLIAMS

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GUARANTORS:    TIGER US HOLDINGS INC.

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

TARGUS US NEWCO INC.

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

TARGUS ASIA PACIFIC (SINGAPORE) PTE LTD

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

TARGUS SPAIN S.L.

By:/s/Angela Smith     Name: Angela Marker Smith
Title: Director

TARGUS DEUTSCHLAND GMBH

By: /s/Angela Smith     Name: Angela Marker Smith
Title: Managing Director

TARGUS B.V.

By: /s/ Mikel Willams     By: Targus Group (U.K.) Ltd.
Name: Managing Director
Title: Mikel Howard Williams

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BORROWERS:    TARGUS INTERNATIONAL LLC

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

TARGUS US LLC

By: /s/ Mikel Willams     Name: Mikel Howard
Williams
Title: President and Chief Executive Officer

HYPER PRODUCTS INC.

By: /s/ Mikel Willams     Name: Mikel Howard
Williams
Title: President and Chief Executive Officer

TARGUS (CANADA) LTD.

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

TIGER US HOLDINGS INC.

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: President and Chief Executive Officer

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SELLERS

Executed as a deed by TARGUS INTERNATIONAL HOLDCO (UK) LIMITED acting by two directors or a director and the company secretary

By: /s/Angela Smith     Name: Angela Marker Smith
Title: Director

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: Director

Executed as a deed by TARGUS GROUP (UK) LIMITED
acting by two directors or a director and the company secretary

By: /s/Angela Smith     Name: Angela Marker Smith
Title: Director

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: Director
Executed as a deed by TARGUS EUROPE LIMITED
acting by two directors or a director and the company secretary

By: /s/Angela Smith     Name: Angela Marker Smith
Title: Director

By: /s/ Mikel Willams     Name: Mikel Howard Williams
Title: Director
14

1762673853

TARGUS ASIA PACIFIC LIMITED

By: /s/Angela Smith     Name: Angela Marker Smith
Title: Director

15

1762673853